Relocation	12 Months Ended
Jan. 31, 2014
Restructuring and Related Activities [Abstract]
Relocation

(18) Relocation

In September 2013, Layne moved into its new corporate headquarters in The Woodlands, Texas, a suburb of Houston. The move involved most executive positions in Layne’s corporate leadership, as well as certain other management and staff positions. Most senior executives from Layne’s six divisions will ultimately consolidate into the Houston headquarters. The relocation is substantially complete. Expenses of $8.6 million and $2.7 million have been incurred for fiscal years ended January 31, 2014 and 2013, respectively .The expenses are included in selling, general and administrative expenses in the consolidated statements of operations, and consist primarily of employee relocation costs, severance and employee retention arrangements.